UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 5, 2016 (December 5, 2016)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 5, 2016, Community Health Systems, Inc. (the “Company”) and its wholly-owned subsidiary CHS/Community Health Systems, Inc. (the “Borrower”) entered into the Amendment No. 2 (the “Amendment”), among the Company, the Borrower, the subsidiary guarantors party thereto, the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent (the “Agent”), to the Credit Agreement (the “Credit Agreement”), dated as of July 25, 2007, among the Company, the Borrower, the lenders party thereto, and the Agent, as amended and restated as of November 5, 2010, February 2, 2012 and January 27, 2014, and as amended by the Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of March 9, 2015 and the Incremental Term Loan Assumption Agreement dated as of May 18, 2015.

Pursuant to the Amendment, certain specified financial covenants (consisting of a maximum secured net leverage ratio and an interest coverage ratio) were amended. The Amendment provides that the secured net leverage ratio must not exceed the following levels for the following periods: (i) from December 31, 2013 through December 31, 2015, 4.50 to 1.00; (ii) from January 1, 2016 through September 30, 2016, 4.25 to 1.00; (iii) from October 1, 2016 through December 31, 2017, 4.50 to 1.00; and (iv) thereafter, 4.00 to 1.00. The Amendment also provides that the interest coverage ratio must be greater than or equal to the following levels for the following periods: (i) from December 31, 2013 to December 31, 2017, 2.00 to 1.00 and (ii) thereafter, 2.25 to 1.00.

The Amendment also contains certain additional covenants by the Company and the Borrower, for the benefit of the Revolving Credit Lenders and the 2019 Term A Lenders.

The foregoing summary of the Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.0.1 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following item is included as an Exhibit to this Form 8-K and incorporated herein by reference:

Exhibit No.	Description

10.1	Amendment No. 2, dated as of December 5, 2016, among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the subsidiary guarantors party thereto, the lenders party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2016	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ W. Larry Cash
W. Larry Cash
President of Financial Services, Chief Financial Officer
and Director
(principal financial officer)

Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 2, dated as of December 5, 2016, among CHS/Community Health Systems, Inc., Community Health Systems, Inc., the subsidiary guarantors party thereto, the lenders party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent.